SUPPLEMENT TO THE

SECOND AMENDED AND RESTATED SUPERVISION AND ADMINISTRATION

AGREEMENT

PIMCO Funds

650 Newport Center Drive

Newport Beach, California 92660

October 2, 2017

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, California 92660

RE:	PIMCO Long Duration Total Return Fund (the “Fund”) and Supervisory and Administrative Fee Changes

Dear Sirs:

This will confirm the agreement between the undersigned (the “Trust”) and Pacific Investment Management Company LLC (the “Administrator”) as follows:

1.

This Trust is an open-end investment company organized as a Massachusetts business trust, and consisting of such investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. The Fund is a separate investment portfolio of the Trust.

2.

The Trust and the Administrator have entered into a Second Amended and Restated Supervision and Administration Agreement (the “Agreement”) dated April 1, 2012, as amended and supplemented, pursuant to which the Trust has employed the Administrator to provide supervisory and administrative services to the Trust as set forth in that Agreement.

3.

As provided in paragraph 1 of the Agreement, the Trust hereby adopts the Agreement with respect to Class C shares of the Fund and the Administrator hereby acknowledges that the Agreement shall pertain to the Class C shares of the Fund, the terms and conditions of such Agreement being hereby incorporated herein by reference.

4.

Subject to the approval of the Trust’s Board of Trustees, the Trust consents to the Administrator’s delegation of some or all of its responsibilities under the Agreement with respect to the Class C shares of the Fund to a qualified party or parties. Such delegation shall be evidenced by a written agreement to which the Trust need not be a party but which shall be subject to Trustee review and approval. Nothing contained herein shall be deemed to limit in any way the Administrator’s ability to delegate its duties under the Agreement with respect to any other series of shares of the Trust.

5.

As provided in paragraph 5 of the Agreement and subject to further conditions as set forth therein, the Trust shall, with respect to the Class C shares of the Fund, pay the Administrator a monthly fee calculated as a percentage (on an annual basis) of the average daily value of net assets of the Fund during the preceding month, at a rate of 0.40%.

6.

The Trust and the Administrator hereby acknowledge that the Fund is reflected on the currently effective Schedule A to the Agreement, dated February 14, 2017, attached hereto, and that the appropriate expenses for Class C shares of the Fund are reflected on such currently effective Schedule A.

7.

This Supplement and the Agreement shall become effective with respect to the Class C shares of the Fund on October 2, 2017 and shall remain in effect with respect to the Class C shares of the Fund, unless sooner terminated as provided herein, for a period not to exceed one year from the effective date and shall continue thereafter on an annual basis with respect to the Class C shares of the Fund provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Trustees of the Trust, and (b) by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of the Trust or the Administrator, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated with respect to the Class C shares of the Fund at any time, without the payment of any penalty: (i) by a vote of a majority of the entire Board of Trustees of the Trust or by a majority of the outstanding voting shares of the Class C shares of the Fund, as applicable, on 60 days’ written notice to the Administrator; or (ii) after the initial period commencing on the effective date, by the Administrator at any time on 60 days’ written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

8.

The Trust and the Administrator hereby agree to amend Schedule A to the Agreement as of the date hereof to reflect fee rate changes for certain share classes of certain other series of the Trust, and to make other changes to Schedule A. Accordingly, the current Schedule A is replaced with the new Schedule A attached hereto.

9.

The Declaration of Trust establishing the Trust, as amended and restated effective November 4, 2014, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name “PIMCO Funds” refers to the trustees under the Declaration collectively as trustees and not as individuals or personally, and that no shareholder, trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

If the foregoing correctly sets forth the agreement between the Trust and the Administrator, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

PIMCO FUNDS

By:
Name:
Title:

ACCEPTED

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:
Name:
Title:

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of October 2, 2017

Institutional and Administrative Classes (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset All Authority Fund	0.05	0.00	0.05
PIMCO All Asset Fund	0.05	0.00	0.05
PIMCO California Intermediate Municipal Bond Fund	0.10	0.12	0.22
PIMCO California Municipal Bond Fund	0.10	0.13	0.23
PIMCO California Short Duration Municipal Income Fund	0.10	0.05	0.15
PIMCO Capital Securities and Financials Fund	0.10	0.25	0.35
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.15	0.25
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.15	0.25
PIMCO Credit Absolute Return Fund	0.10	0.20	0.30
PIMCO Diversified Income Fund	0.10	0.20	0.30
PIMCO Emerging Local Bond Fund	0.10	0.35	0.45
PIMCO Emerging Markets Bond Fund	0.10	0.28	0.38
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.30	0.40
PIMCO Emerging Markets Currency Fund	0.10	0.30	0.40
PIMCO Emerging Markets Full Spectrum Bond Fund	0.10	0.30	0.40
PIMCO Extended Duration Fund	0.10	0.15	0.25
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.15	0.25
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.15	0.25
PIMCO Global Advantage Strategy Bond Fund	0.10	0.20	0.30
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.20	0.30
PIMCO Global Bond Fund (Unhedged)	0.10	0.20	0.30
PIMCO Global Multi-Asset Fund	0.05	0.00	0.05
PIMCO GNMA Fund	0.10	0.15	0.25
PIMCO Government Money Market Fund	0.06	0.00	0.06
PIMCO High Yield Fund	0.10	0.20	0.30
PIMCO High Yield Municipal Bond Fund	0.10	0.15	0.25
PIMCO High Yield Spectrum Fund	0.10	0.20	0.30
PIMCO Income Fund	0.10	0.15	0.25
PIMCO Inflation Response Multi-Asset Fund	0.10	0.15	0.25
PIMCO Investment Grade Corporate Bond Fund	0.10	0.15	0.25
PIMCO Long Duration Total Return Fund	0.10	0.15	0.25
PIMCO Long-Term Credit Fund	0.10	0.15	0.25
PIMCO Long-Term U.S. Government Fund	0.10	0.15	0.25
PIMCO Low Duration Fund	0.10	0.11	0.21
PIMCO Low Duration Fund II	0.10	0.15	0.25
PIMCO Low Duration ESG Fund	0.10	0.15	0.25
PIMCO Low Duration Income Fund	0.10	0.10	0.20
PIMCO Moderate Duration Fund	0.10	0.11	0.21

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Mortgage Opportunities Fund	0.10	0.15	0.25
PIMCO Mortgage-Backed Securities Fund	0.10	0.15	0.25
PIMCO Multi-Strategy Alternative Fund	0.10	0.00	0.10
PIMCO Municipal Bond Fund	0.10	0.14	0.24
PIMCO National Intermediate Municipal Bond Fund	0.10	0.13	0.23
PIMCO New York Municipal Bond Fund	0.10	0.12	0.22
PIMCO RAE Fundamental Advantage PLUS Fund	0.10	0.15	0.25
PIMCO RAE Fundamental PLUS EMG Fund	0.10	0.20	0.30
PIMCO RAE Fundamental PLUS Fund	0.10	0.15	0.25
PIMCO RAE Fundamental PLUS International Fund	0.10	0.15	0.25
PIMCO RAE Fundamental PLUS Small Fund	0.10	0.15	0.25
PIMCO RAE Low Volatility PLUS EMG Fund	0.10	0.20	0.30
PIMCO RAE Low Volatility PLUS Fund	0.10	0.15	0.25
PIMCO RAE Low Volatility PLUS International Fund	0.10	0.15	0.25
PIMCO RAE Worldwide Long/Short PLUS Fund	0.10	0.15	0.25
PIMCO Real Return Asset Fund	0.10	0.15	0.25
PIMCO Real Return Fund	0.10	0.10	0.20
PIMCO Real Return Limited Duration Fund	0.10	0.10	0.20
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.15	0.25
PIMCO REALPATH® 2020 Fund	0.05	0.00	0.05
PIMCO REALPATH® 2025 Fund	0.05	0.00	0.05
PIMCO REALPATH® 2030 Fund	0.05	0.00	0.05
PIMCO REALPATH® 2035 Fund	0.05	0.00	0.05
PIMCO REALPATH® 2040 Fund	0.05	0.00	0.05
PIMCO REALPATH® 2045 Fund	0.05	0.00	0.05
PIMCO REALPATH® 2050 Fund	0.05	0.00	0.05
PIMCO REALPATH® 2055 Fund	0.05	0.00	0.05
PIMCO REALPATH® Income Fund	0.05	0.00	0.05
PIMCO Senior Floating Rate Fund	0.10	0.20	0.30
PIMCO Short Asset Investment Fund	0.10	0.04	0.14
PIMCO Short Duration Municipal Income Fund	0.10	0.05	0.15
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.15	0.25
PIMCO StocksPLUS® Fund	0.10	0.15	0.25
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.10	0.20	0.30
PIMCO StocksPLUS® International Fund (Unhedged)	0.10	0.15	0.25
PIMCO StocksPLUS® Long Duration Fund	0.10	0.14	0.24
PIMCO StocksPLUS® Short Fund	0.10	0.15	0.25
PIMCO StocksPLUS® Small Fund	0.10	0.15	0.25
PIMCO Total Return Fund	0.10	0.11	0.21
PIMCO Total Return Fund II	0.10	0.15	0.25
PIMCO Total Return Fund IV	0.10	0.15	0.25
PIMCO Total Return ESG Fund	0.10	0.15	0.25

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.15	0.25
PIMCO Unconstrained Bond Fund	0.10	0.15	0.25
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.20	0.30

[1] Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of October 2, 2017

Classes A and C (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset All Authority Fund	0.10	0.15	0.25
PIMCO All Asset Fund	0.10	0.15	0.25
PIMCO California Intermediate Municipal Bond Fund	0.10	0.20	0.30
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO California Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Capital Securities and Financials Fund	0.10	0.35	0.45
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.35	0.45
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO Credit Absolute Return Fund	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO Emerging Local Bond Fund	0.10	0.50	0.60
PIMCO Emerging Markets Bond Fund	0.10	0.40	0.50
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Currency Fund	0.10	0.45	0.55
PIMCO Emerging Markets Full Spectrum Bond Fund	0.10	0.45	0.55
PIMCO Extended Duration Fund	0.10	0.30	0.40
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.30	0.40
PIMCO Global Advantage Strategy Bond Fund	0.10	0.35	0.45
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Global Bond Fund (Unhedged)	0.10	0.35	0.45
PIMCO Global Multi-Asset Fund	0.10	0.15	0.25
PIMCO GNMA Fund	0.10	0.30	0.40
PIMCO Government Money Market Fund	0.10	0.11	0.21
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Municipal Bond Fund	0.10	0.20	0.30
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.30	0.40
PIMCO Inflation Response Multi-Asset Fund	0.10	0.35	0.45
PIMCO Investment Grade Corporate Bond Fund	0.10	0.30	0.40
PIMCO Long Duration Total Return Fund	0.10	0.30	0.40
PIMCO Long-Term Credit Fund	0.10	0.30	0.40
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35
PIMCO Low Duration Fund	0.10	0.20	0.30
PIMCO Low Duration Fund II	0.10	0.30	0.40
PIMCO Low Duration ESG Fund	0.10	0.30	0.40
PIMCO Low Duration Income Fund	0.10	0.25	0.35
PIMCO Mortgage Opportunities Fund	0.10	0.30	0.40

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Mortgage-Backed Securities Fund	0.10	0.30	0.40
PIMCO Multi-Strategy Alternative Fund	0.10	0.15	0.25
PIMCO Municipal Bond Fund	0.10	0.20	0.30
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33
PIMCO New York Municipal Bond Fund	0.10	0.20	0.30
PIMCO RAE Fundamental Advantage PLUS Fund	0.10	0.30	0.40
PIMCO RAE Fundamental PLUS EMG Fund	0.10	0.35	0.45
PIMCO RAE Fundamental PLUS Fund	0.10	0.30	0.40
PIMCO RAE Fundamental PLUS International Fund	0.10	0.25	0.35
PIMCO RAE Fundamental PLUS Small Fund	0.10	0.25	0.35
PIMCO RAE Low Volatility PLUS EMG Fund	0.10	0.35	0.45
PIMCO RAE Low Volatility PLUS Fund	0.10	0.30	0.40
PIMCO RAE Low Volatility PLUS International Fund	0.10	0.25	0.35
PIMCO RAE Worldwide Long/Short PLUS Fund	0.10	0.30	0.40
PIMCO Real Return Asset Fund	0.10	0.30	0.40
PIMCO Real Return Fund	0.10	0.25	0.35
PIMCO Real Return Limited Duration Fund	0.10	0.25	0.35
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.30	0.40
PIMCO REALPATH® 2020 Fund	0.10	0.15	0.25
PIMCO REALPATH® 2025 Fund	0.10	0.15	0.25
PIMCO REALPATH® 2030 Fund	0.10	0.15	0.25
PIMCO REALPATH® 2035 Fund	0.10	0.15	0.25
PIMCO REALPATH® 2040 Fund	0.10	0.15	0.25
PIMCO REALPATH® 2045 Fund	0.10	0.15	0.25
PIMCO REALPATH® 2050 Fund	0.10	0.15	0.25
PIMCO REALPATH® 2055 Fund	0.10	0.15	0.25
PIMCO REALPATH® Income Fund	0.10	0.15	0.25
PIMCO Senior Floating Rate Fund	0.10	0.25	0.35
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO StocksPLUS® International Fund (Unhedged)	0.10	0.30	0.40
PIMCO StocksPLUS® Long Duration Fund	0.10	0.29	0.39
PIMCO StocksPLUS® Short Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Small Fund	0.10	0.30	0.40
PIMCO Total Return Fund (Class A)	0.10	0.20	0.30
PIMCO Total Return Fund (Class C)	0.10	0.25	0.35
PIMCO Total Return Fund II	0.10	0.30	0.40
PIMCO Total Return Fund IV	0.10	0.25	0.35
PIMCO Total Return ESG Fund	0.10	0.30	0.40

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.30	0.40
PIMCO Unconstrained Bond Fund	0.10	0.30	0.40
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.35	0.45

1  Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of October 2, 2017

Class D (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset All Authority Fund	0.10	0.15	0.25
PIMCO All Asset Fund	0.10	0.15	0.25
PIMCO California Intermediate Municipal Bond Fund	0.10	0.20	0.30
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO California Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Capital Securities and Financials Fund	0.10	0.35	0.45
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.35	0.45
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO Credit Absolute Return Fund	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO Emerging Local Bond Fund	0.10	0.50	0.60
PIMCO Emerging Markets Bond Fund	0.10	0.40	0.50
PIMCO Emerging Markets Currency Fund	0.10	0.45	0.55
PIMCO Extended Duration Fund	0.10	0.30	0.40
PIMCO Foreign Bond Fund (U.S. Dollar -Hedged)	0.10	0.30	0.40
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.30	0.40
PIMCO Global Advantage Strategy Bond Fund	0.10	0.35	0.45
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO Global Bond Fund (Unhedged)	0.10	0.35	0.45
PIMCO Global Multi-Asset Fund	0.10	0.15	0.25
PIMCO GNMA Fund	0.10	0.30	0.40
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Municipal Bond Fund	0.10	0.20	0.30
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.30	0.40
PIMCO Investment Grade Corporate Bond Fund	0.10	0.30	0.40
PIMCO Long Duration Total Return Fund	0.10	0.30	0.40
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35
PIMCO Low Duration Fund	0.10	0.15	0.25
PIMCO Low Duration Fund II	0.10	0.30	0.40
PIMCO Low Duration ESG Fund	0.10	0.30	0.40
PIMCO Low Duration Income Fund	0.10	0.25	0.35
PIMCO Moderate Duration Fund	0.10	0.30	0.40
PIMCO Mortgage Opportunities Fund	0.10	0.30	0.40
PIMCO Mortgage-Backed Securities Fund	0.10	0.30	0.40
PIMCO Multi-Strategy Alternative Fund	0.10	0.15	0.25
PIMCO Municipal Bond Fund	0.10	0.20	0.30

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33
PIMCO New York Municipal Bond Fund	0.10	0.20	0.30
PIMCO RAE Fundamental Advantage PLUS Fund	0.10	0.30	0.40
PIMCO RAE Fundamental PLUS EMG Fund	0.10	0.35	0.45
PIMCO RAE Fundamental PLUS Fund	0.10	0.30	0.40
PIMCO RAE Fundamental PLUS International Fund	0.10	0.25	0.35
PIMCO RAE Fundamental PLUS Small Fund	0.10	0.25	0.35
PIMCO Real Return Fund	0.10	0.25	0.35
PIMCO Real Return Limited Duration Fund	0.10	0.25	0.35
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.30	0.40
PIMCO Senior Floating Rate Fund	0.10	0.25	0.35
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO StocksPLUS® International Fund (Unhedged)	0.10	0.30	0.40
PIMCO StocksPLUS® Long Duration Fund	0.10	0.29	0.39
PIMCO StocksPLUS® Short Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Small Fund	0.10	0.30	0.40
PIMCO Total Return Fund	0.10	0.20	0.30
PIMCO Total Return Fund II	0.10	0.30	0.40
PIMCO Total Return ESG Fund	0.10	0.30	0.40
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.30	0.40
PIMCO Unconstrained Bond Fund	0.10	0.30	0.40
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.35	0.45

1  Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of October 2, 2017

Class R (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset All Authority Fund	0.10	0.15	0.25
PIMCO All Asset Fund	0.10	0.15	0.25
PIMCO California Intermediate Municipal Bond Fund	0.10	0.20	0.30
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO Emerging Markets Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Currency Fund	0.10	0.45	0.55
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.25	0.35
PIMCO Fundamental IndexPLUS® AR Fund	0.10	0.30	0.40
PIMCO Global Advantage Strategy Bond Fund	0.10	0.35	0.45
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Global Bond Fund (Unhedged)	0.10	0.35	0.45
PIMCO Global Multi-Asset Fund	0.10	0.15	0.25
PIMCO GNMA Fund	0.10	0.30	0.40
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.30	0.40
PIMCO Investment Grade Corporate Bond Fund	0.10	0.30	0.40
PIMCO Long-Term Credit Fund	0.10	0.30	0.40
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35
PIMCO Low Duration Fund	0.10	0.20	0.30
PIMCO Low Duration Fund II	0.10	0.30	0.40
PIMCO Low Duration ESG Fund	0.10	0.30	0.40
PIMCO Moderate Duration Fund	0.10	0.30	0.40
PIMCO Mortgage-Backed Securities Fund	0.10	0.30	0.40
PIMCO Multi-Strategy Alternative Fund	0.10	0.15	0.25
PIMCO Municipal Bond Fund	0.10	0.20	0.30
PIMCO New York Municipal Bond Fund	0.10	0.20	0.30
PIMCO RAE Fundamental Advantage PLUS Fund	0.10	0.30	0.40
PIMCO RAE Fundamental PLUS EMG Fund	0.10	0.35	0.45
PIMCO RAE Fundamental PLUS International Fund	0.10	0.25	0.35
PIMCO RAE Fundamental PLUS Small Fund	0.10	0.25	0.35
PIMCO RAE Low Volatility PLUS EMG Fund	0.10	0.35	0.45
PIMCO RAE Low Volatility PLUS Fund	0.10	0.30	0.40
PIMCO Real Return Asset Fund	0.10	0.30	0.40
PIMCO Real Return Fund	0.10	0.25	0.35
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.30	0.40

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO StocksPLUS® Long Duration Fund	0.10	0.29	0.39
PIMCO StocksPLUS® Short Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Small Fund	0.10	0.30	0.40
PIMCO Total Return Fund	0.10	0.25	0.35
PIMCO Total Return Fund II	0.10	0.30	0.40
PIMCO Total Return ESG Fund	0.10	0.30	0.40
PIMCO Unconstrained Bond Fund	0.10	0.30	0.40
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.35	0.45

1  Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of October 2, 2017

Class P (%) – Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset All Authority Fund	0.10	0.05	0.15
PIMCO All Asset Fund	0.10	0.05	0.15
PIMCO California Intermediate Municipal Bond Fund	0.10	0.22	0.32
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO California Short Duration Municipal Income Fund	0.10	0.15	0.25
PIMCO Capital Securities and Financials Fund	0.10	0.35	0.45
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.25	0.35
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.25	0.35
PIMCO Credit Absolute Return Fund	0.10	0.30	0.40
PIMCO Diversified Income Fund	0.10	0.30	0.40
PIMCO Emerging Local Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Bond Fund	0.10	0.38	0.48
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.40	0.50
PIMCO Emerging Markets Currency Fund	0.10	0.40	0.50
PIMCO Emerging Markets Full Spectrum Bond Fund	0.10	0.40	0.50
PIMCO Extended Duration Fund	0.10	0.25	0.35
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.25	0.35
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.25	0.35
PIMCO Global Advantage Strategy Bond Fund	0.10	0.30	0.40
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Global Bond Fund (Unhedged)	0.10	0.30	0.40
PIMCO Global Multi-Asset Fund	0.10	0.05	0.15
PIMCO GNMA Fund	0.10	0.25	0.35
PIMCO Government Money Market Fund	0.10	0.06	0.16
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Municipal Bond Fund	0.10	0.25	0.35
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.25	0.35
PIMCO Inflation Response Multi-Asset Fund	0.10	0.25	0.35
PIMCO Investment Grade Corporate Bond Fund	0.10	0.25	0.35
PIMCO Long Duration Total Return Fund	0.10	0.25	0.35
PIMCO Long-Term Credit Fund	0.10	0.25	0.35
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35
PIMCO Low Duration Fund	0.10	0.21	0.31
PIMCO Low Duration ESG Fund	0.10	0.25	0.35
PIMCO Low Duration Income Fund	0.10	0.20	0.30

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Moderate Duration Fund	0.10	0.21	0.31
PIMCO Mortgage Opportunities Fund	0.10	0.25	0.35
PIMCO Mortgage-Backed Securities Fund	0.10	0.25	0.35
PIMCO Multi-Strategy Alternative Fund	0.10	0.10	0.20
PIMCO Municipal Bond Fund	0.10	0.24	0.34
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33
PIMCO New York Municipal Bond Fund	0.10	0.22	0.32
PIMCO RAE Fundamental Advantage PLUS Fund	0.10	0.25	0.35
PIMCO RAE Fundamental PLUS EMG Fund	0.10	0.30	0.40
PIMCO RAE Fundamental PLUS Fund	0.10	0.25	0.35
PIMCO RAE Fundamental PLUS International Fund	0.10	0.25	0.35
PIMCO RAE Low Volatility PLUS EMG Fund	0.10	0.30	0.40
PIMCO RAE Low Volatility PLUS Fund	0.10	0.25	0.35
PIMCO RAE Low Volatility PLUS International Fund	0.10	0.25	0.35
PIMCO RAE Worldwide Long/Short PLUS Fund	0.10	0.25	0.35
PIMCO Real Return Asset Fund	0.10	0.25	0.35
PIMCO Real Return Fund	0.10	0.20	0.30
PIMCO Real Return Limited Duration Fund	0.10	0.20	0.30
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.25	0.35
PIMCO Senior Floating Rate Fund	0.10	0.30	0.40
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.15	0.25
PIMCO Short-Term Fund	0.10	0.20	0.30
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0.10	0.25	0.35
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.25	0.35
PIMCO StocksPLUS® Fund	0.10	0.25	0.35
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	0.10	0.30	0.40
PIMCO StocksPLUS® International Fund (Unhedged)	0.10	0.25	0.35
PIMCO StocksPLUS® Long Duration Fund	0.10	0.24	0.34
PIMCO StocksPLUS® Short Fund	0.10	0.25	0.35
PIMCO StocksPLUS® Small Fund	0.10	0.25	0.35
PIMCO Total Return Fund	0.10	0.21	0.31
PIMCO Total Return Fund II	0.10	0.25	0.35
PIMCO Total Return Fund IV	0.10	0.25	0.35
PIMCO Total Return ESG Fund	0.10	0.25	0.35
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.25	0.35
PIMCO Unconstrained Bond Fund	0.10	0.25	0.35
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.30	0.40

1  Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement PIMCO Funds

As of October 2, 2017

Class M (%) – Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Government Money Market Fund	0.06	0.00	0.06
PIMCO Short Asset Investment Fund	0.10	0.04	0.14

1  Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement PIMCO Funds

As of October 2, 2017

Class T (%) – Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset Fund	0.10	0.15	0.25
PIMCO All Asset All Authority Fund	0.10	0.15	0.25
PIMCO California Intermediate Municipal Bond Fund	0.10	0.20	0.30
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO California Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Capital Securities and Financials Fund	0.10	0.35	0.45
PIMCO Credit Absolute Return Fund	0.10	0.35	0.45
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO Emerging Local Bond Fund	0.10	0.50	0.60
PIMCO Emerging Markets Bond Fund	0.10	0.40	0.50
PIMCO Emerging Markets Currency Fund	0.10	0.45	0.55
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.30	0.40
PIMCO Global Advantage® Strategy Bond Fund	0.10	0.35	0.45
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Global Multi-Asset Fund	0.10	0.15	0.25
PIMCO GNMA Fund	0.10	0.30	0.40
PIMCO Government Money Market Fund	0.10	0.11	0.21
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Municipal Bond Fund	0.10	0.20	0.30
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.30	0.40
PIMCO Investment Grade Corporate Bond Fund	0.10	0.30	0.40
PIMCO Long-Term US Government Fund	0.10	0.25	0.35
PIMCO Low Duration Fund	0.10	0.20	0.30
PIMCO Low Duration Income Fund	0.10	0.25	0.35
PIMCO Mortgage Opportunities Fund	0.10	0.30	0.40
PIMCO Mortgage-Backed Securities Fund	0.10	0.30	0.40
PIMCO Municipal Bond Fund	0.10	0.20	0.30
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33
PIMCO New York Municipal Bond Fund	0.10	0.20	0.30
PIMCO RAE Fundamental Advantage PLUS Fund	0.10	0.30	0.40
PIMCO RAE Fundamental PLUS Fund	0.10	0.30	0.40
PIMCO RAE Low Volatility PLUS Fund	0.10	0.30	0.40
PIMCO Real Return Fund	0.10	0.25	0.35

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.30	0.40
PIMCO Senior Floating Rate Fund	0.10	0.25	0.35
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO StocksPLUS® International Fund (Unhedged)	0.10	0.30	0.40
PIMCO StocksPLUS® Short Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Small Fund	0.10	0.30	0.40
PIMCO Total Return Fund	0.10	0.25	0.35
PIMCO Total Return Fund IV	0.10	0.25	0.35
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.30	0.40
PIMCO Unconstrained Bond Fund	0.10	0.30	0.40
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.35	0.45

1  Core Expenses includes custody, portfolio accounting and tax preparation expenses.